SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[x ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                         COMMUNITY BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                Not Applicable
         -------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:__________________________________________

      (2) Form, Schedule or Registration Statement No.:____________________

      (3) Filing Party:____________________________________________________

      (4) Date Filed:______________________________________________________



                               [COMMUNITY LETTERHEAD]

                                                            April 30, 2002

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Community Bancshares, Inc. (the "Company"), the holding company for Northwestern National Bank (the "Bank"), which will be held on Friday, May 31, 2002 at 11:00 a.m., at the Holiday Inn Express, 1700 Winkler Mill Road, Wilkesboro, North Carolina 28697.

     The Notice of Annual Meeting and a Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

     A copy of the Company's 2002 Annual Report is also enclosed for your information.

     We look forward to seeing you at the Annual Meeting.

                                        Sincerely,

                                        /s/ Robert F. Ricketts

                                        Robert F. Ricketts
                                        Chairman of the Board



                         COMMUNITY BANCSHARES, INC.
                   1301 WESTWOOD LANE - WESTFIELD VILLAGE
                     WILKESBORO, NORTH CAROLINA  28697

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 31, 2002


     The Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company") will be held on Friday, May 31, 2002 at 11:00 a.m., at the Holiday Inn Express, 1700 Winkler Mill Road, Wilkesboro, North Carolina 28697, for the following purposes:

     (1) To elect three (3) directors to serve for a term of three years and until their successors are elected and qualified; and

     (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 19, 2002 will be entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                   By Order of the Board of Directors,

                                   /s/ Ronald S. Shoemaker

                                   Ronald S. Shoemaker
                                   President and Chief Executive Officer



Wilkesboro, North Carolina
April 30, 2002

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.



                           COMMUNITY BANCSHARES, INC.
                     1301 WESTWOOD LANE - WESTFIELD VILLAGE
                       WILKESBORO, NORTH CAROLINA  28697

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 31, 2002
                          __________________________

                               PROXY STATEMENT
                          __________________________

                             GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancshares, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on Friday, May 31, 2002, and any adjournments and postponements thereof (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 30, 2002. The address of the principal executive offices of the Company is 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697.

     Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the nominees named herein.

     The Board of Directors has fixed the close of business on April 19, 2002 as the record date (the "Record Date") for the determination of the holders of the Company's common stock entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,622,302 shares of common stock issued and outstanding.

     The holders of shares of common stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum at the Annual Meeting.



                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of nine directors. The Company's Articles of Incorporation provide for a classified board of directors, whereby approximately one-third of the members of the Company's Board of Directors are elected each year at the Company's Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at the Annual Meeting of Shareholders will be elected for a three-year term.

     Three Class II directors are presently standing for election to the Board. The Class II directors will serve for a term of three years and until their successors are elected and qualified.

     The Board of Directors recommends the election of the three nominees listed below. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than three nominees. The affirmative vote of a plurality of all votes cast at the Annual Meeting by the holders of the Common Stock is required for the election of the three nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated by management for election to the Board of Directors as Class II directors, to succeed themselves for a term of three years, expiring at the 2005 Annual Meeting of the Shareholders, and until their successors are elected and qualified or until their earlier resignation, removal from office or death:

     LARRY FARTHING, age 55, is an Executive Vice President of the Bank and has served as an Investment Officer of the Bank since April 1992. Prior to 1992, Mr. Farthing served as an Investment Officer at 1st American National Bank and Northwestern Bank.

     JACK RAY FERGUSON, age 75, is presently retired. From 1954 to 1985, he served in various capacities with Lowe's Companies, Inc., including most recently as manager of the Hendersonville, North Carolina store. Mr. Ferguson served as Chairman of the Board of Directors of the Company from May 1999 to May 2000.

     RONALD S. SHOEMAKER, age 61, has served as President of the Company and the Bank since June 1990, and has been engaged in the organization of the Company and the Bank since February 1990. Mr. Shoemaker served as Senior Vice President and City Executive for Southern National Bank of North Carolina from 1985 to 1988.

     The following persons are members of the Board of Directors who are not standing for election to the Board this year and whose term will continue after the Annual Meeting.

     Class I Directors, serving for a term expiring at the 2004 Annual Meeting of the Shareholders:

     GILBERT R. MILLER, age 72, is presently retired. From 1947 to 1986, Mr. Miller served as President and Chief Executive Officer of Miller Brothers Lumber Company.

     RANDY D. MILLER, age 46, has served as President of Randy Miller Lumber Company since 1983. Mr. Miller has also served as President of Randy Miller Trucking Company since 1983, and as President of Pine Log Company since 1995.

     REBECCA ANN SEBASTIAN, age 66, is presently retired. Ms. Sebastian served as Media Coordinator at the North Wilkesboro Elementary School from 1972 until her retirement in 1994.

     Class III Directors, serving for a term expiring at the 2003 Annual Meeting of Shareholders:

     ROBERT F. RICKETTS, DDS, age 52, is a dentist who has been engaged in private practice in North Wilkesboro since 1976. Mr. Ricketts has served as Chairman of the Board of Directors of the Company since May of 2000.

     DWIGHT E. PARDUE, age 73, is presently retired. Mr. Pardue served as Chairman of the Board of Directors of the Company from 1992 until May 1999. From 1956 to January 1990, Mr. Pardue served in various capacities with Lowe's Companies, Inc., including most recently Senior Executive Vice President.

     R. COLIN SHOEMAKER, age 58, has served as Controller and Office Manager of Key City Furniture Company, Inc. since 1985.

     Each of the above persons (with the exception of Jack Ray Ferguson, Randy
D. Miller and Larry Farthing) has been a director of the Company since 1990.
Mr. Ferguson has been a director of the Company since 1991, Randy D. Miller has been a director of the Company since 1998 and Larry Farthing has been a director of the Company since 2001.

     RONALD S. SHOEMAKER, President, Chief Executive Officer and a director of the Company and the Bank, is the brother of R. Colin Shoemaker, a director of the Company and the Bank. Randy D. Miller, a director of the Company and the Bank, is the son of Gilbert R. Miller, a director of the Company and the Bank.


EXECUTIVE OFFICERS

     RONALD S. SHOEMAKER, the President and Chief Executive Officer of the Company, is the sole executive officer of the Company.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1994

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2001, the Company has complied with all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders, except that a Form 4, Statement of Changes in Beneficial Ownership was inadvertently not filed for each of Messrs. Randy D. Miller and Jack Ray Ferguson (both transactions were subsequently reported on a Form 5, Annual Statement of Changes in Beneficial Ownership).


                    MEETINGS OF THE BOARD OF DIRECTORS
                       AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held seven meetings during the year ended December 31, 2001. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. The Company's Board of Directors has four standing committees - the Executive Committee, the Finance Committee, the Personnel and Compensation Committee and the Audit Committee.

     EXECUTIVE COMMITTEE.  The Executive Committee presently consists of Ronald
S. Shoemaker, Robert F. Ricketts, Gilbert R. Miller and Dwight E. Pardue. The Executive Committee exercises all of the authority of the Board of Directors and the management of the Company during the period of time between meetings of the Board of Directors. The Executive Committee held six meetings during 2001.

     FINANCE COMMITTEE. The Finance Committee presently consists of R. Colin Shoemaker, Larry Farthing, Jack Ray Ferguson, Dwight E. Pardue and Ronald S. Shoemaker. The Finance Committee has been assigned the function of making recommendations to the full Board regarding real estate requirements, finances and expenses, and opportunities for the Company. The Finance Committee did not meet during 2001.

     PERSONNEL AND COMPENSATION COMMITTEE. The Personnel and Compensation Committee presently consists of Robert F. Ricketts, Jack Ray Ferguson, Randy D. Miller, Rebecca Ann Sebastian and Ronald S. Shoemaker. The Personnel and Compensation Committee has been assigned the functions of reviewing and administering the Company's salaries and bonuses and granting options pursuant to the Company's stock option plan, recommending incentives for hiring qualified personnel and reviewing executive compensation. The Personnel and Compensation Committee held two meetings during 2001.

     AUDIT COMMITTEE. The Audit Committee presently consists of Larry Farthing, Rebecca Ann Sebastian, R. Colin Shoemaker and Randy D. Miller. The Audit Committee has been assigned the principal functions of (i) recommending the independent auditors, (ii) reviewing and approving the annual report of the independent auditors, (iii) approving the annual financial statements and (iv) reviewing and approving summary reports to the auditors' findings and recommendations. All members of the Audit Committee, with the exception of Larry Farthing, are "independent" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' (the "NASD") listing standards. As an employee of the Bank, Mr. Farthing is not "independent" under the definition provided by the NASD. The Board of Directors has not adopted an Audit Committee Charter. The Audit Committee held five meetings during 2001.

     The Board of Directors does not have a standing directors nominating committee, such function being reserved to the full Board of Directors. Any shareholder entitled to vote for the election of directors may nominate a person or persons for election as a director only if written notice of such shareholder's intention to make any such nomination is given to the Company not less than 90 days nor more than 120 days prior to the annual meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder will be timely if received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting or such public disclosure was given or made. Notice of the date of the annual meeting shall be deemed to have been given by the Company more than 100 days in advance of the annual meeting if the annual meeting is called on the last Friday in May, without regard to when notice or public disclosure thereof
is made.   Each notice of a shareholder's intention to make a nomination shall set forth: (a) the name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of record of shares of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (c) as to each person to be nominated (i) such person's name and address, employment history for the past five years, affiliations, if any, with the Company and other corporations, the class and number of shares of the corporation that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any securities of the Company,
(ii) such person's written consent to being named as a nominee and to serving as a director if elected, and (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.


                           AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of Community Bancshares, Inc. for the year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence from Community Bancshares, Inc. and its management. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Community Bancshares is compatible with the auditors' independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2001 be included in Community Bancshares' Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                                     Respectfully submitted,

                                     The Audit Committee

                                     Larry Farthing
                                     Randy D. Miller
                                     Rebecca Ann Sebastian
                                     R. Colin Shoemaker



                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 19, 2002 with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, and (iii) all executive officers and directors of the Company as a group.

                                                            Percent of
                                   Amount and Nature of     Outstanding
Name of Beneficial Owner          Beneficial Ownership(1)    Shares(2)
------------------------          -----------------------    ---------
Larry Farthing(2)                        15,350                  *
Jack Ray Ferguson(3)                    231,289                14.2%
Gilbert R. Miller(4)                     78,994                 4.8%
Randy D. Miller(5)                       72,083                 4.4%
Dwight E. Pardue(6)                     240,647                14.7%
Robert F. Ricketts, DDS(7)               64,947                 4.0%
Rebecca Ann Sebastian(8)                 69,810                 4.3%
R. Colin Shoemaker(9)                    32,201                 2.0%
Ronald S. Shoemaker(10)                  80,878                 4.8%
Thomas and Mary Severt(11)              141,188                 8.7%
Norma Gail Yearick(12)                   89,906                 5.5%
All executive officers
 and directors as
 a group (9 persons)(13)                886,199                50.3%

*  Less than 1% of outstanding shares
_______________

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 1,622,302 shares outstanding, except for certain parties who hold presently exercisable options to purchase shares. The percentages for those parties who hold presently exercisable options are based upon the sum of 1,622,302 shares plus the number of shares subject to presently exercisable options held by them, as indicated in the following notes.
(2)  Includes 12,000 shares subject to presently exercisable stock options.
(3) 10,000 shares subject to presently exercisable stock options. Also includes 2000 shares held by the Ferguson Educational Trust.
(4)  Includes 10,000 shares subject to presently exercisable stock options.
(5)  Includes 8,000 shares subject to presently exercisable stock options.
(6) Includes 10,000 shares subject to presently exercisable stock options. Also includes 1,500 shares owned by Mr. Pardue's spouse and 500 shares held by Mr. Pardue as custodian for his grandchild.
(7)  10,000 shares subject to presently exercisable stock options.
(8)  Includes 10,000 shares subject to presently exercisable stock options.
(9) 10,000 shares subject to presently exercisable stock options. Also includes 2,240 shares owned by Mr. Shoemaker's wife's IRA.
(10) Includes 60,000 shares subject to presently exercisable stock options.
(11) Includes 1,000 shares subject to presently exercisable stock options. The Severts' address is P.O. Box 222, Jefferson, North Carolina 28640.
(12) Includes 1,850 owned jointly with her spouse. Mrs. Yearick's address is 17864 Cherryfield Drive, Drayden, Maryland 20630.
(13) Includes 140,000 shares subject to presently exercisable stock options.


                         EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 2001, 2000 and 1999 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer. The Chief Executive Officer is the Company's sole executive officer.

                           SUMMARY COMPENSATION TABLE

                                Annual                 Long Term
                             Compensation             Compensation
                      --------------------------------  -------
                                                Other              All
                                                Annual   No. of   Other
                                               Compen-  Options  Compen-
    Name and                 Salary    Bonus    sation  Awarded   sation
Principal Position    Year     ($)      ($)     ($)(1)    (#)     ($)(2)
------------------    ----    ------   ------   ------   ------   ------
Ronald S. Shoemaker   2001   118,584   50,000   18,757        0    5,186
 President and Chief  2000   111,665   20,000   16,431        0    5,104
 Executive Officer    1999   101,674   25,000   15,270   10,000    4,267
_______________________________

(1) Includes an annual automobile allowance of $6,600 and insurance premiums totaling $12,157, $9,831, and $8,670 paid by the Company in 2001, 2000 and 1999 respectively.
(2)  Represents the Company's matching contribution under its 401(k) Plan.


COMPENSATION OF DIRECTORS

     On May 28, 1999, the Board of Directors adopted the following compensation schedule for members of the Board of Directors: (i) each outside director receives $2000 as annual compensation; (ii) each director receives $100 for each board meeting attended; and (iii) each director receives $50 for each committee meeting attended, but only when the committee meeting is held at a different time than a regular board meeting. Further, each of the Company's outside directors receives an automatic annual grant of options to purchase 2,000 shares of Common Stock of the Company, at the then current fair market value, as determined by the Company's Board of Directors, on each July 1, provided that such director has served on the Board of Directors of the Company during the twelve month period immediately preceding the option grant. All new directors will also receive an option to purchase 2,000 shares of Common Stock upon their election to the Board of Directors of the Company.


EMPLOYMENT AGREEMENT

     In February 1995, the Company entered into an Employment Agreement with Ronald S. Shoemaker, pursuant to which Mr. Shoemaker serves as President and Chief Executive Officer of the Company. The Employment Agreement was for an initial term of five years, provided, however, that during each of the first five years, an additional year was added to the term of the agreement, so that the Employment Agreement is presently scheduled to expire on February 1, 2005. The Employment Agreement provides for an annual base salary of $84,000 to be increased at the discretion of the Board of Directors and bonuses to be determined in the discretion of the Board of Directors. Mr. Shoemaker was also granted an option to purchase 40,000 shares of Common Stock of the Company, exercisable over a term of ten years at an exercise price of $10.00 per share. The Employment Agreement requires the Bank to maintain a key man life insurance policy on Mr. Shoemaker in the amount of $500,000. The Employment Agreement provides for certain severance payments to be paid to Mr. Shoemaker in the event of a change of control of the Company. In the event of a change in control, if Mr. Shoemaker cannot reach agreement with respect to his employment arrangements following such change in control, Mr. Shoemaker will be entitled to receive a lump sum cash payment equal to $300,000. In addition, in the event Mr. Shoemaker is terminated by the Company without cause, he will receive during the balance of his term of employment under the Employment Agreement, the annual base salary which would otherwise be payable to Mr. Shoemaker had he remained in the employ of the Company.

     The Employment Agreement contains noncompete provisions, effective through The actual date of termination of the Employment Agreement and for a period of one year thereafter in the event Mr. Shoemaker terminates his employment with the Company.


STOCK OPTION PLAN

     On May 28, 1993, the Company's shareholders approved the 1993 Incentive Stock Option Plan (the "Plan") for employees who are contributing significantly to the management or operation of the business of the Company or its subsidiaries as determined by the committee administering the Plan. The Plan provides for the grant of up to 400,000 options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. The option exercise must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

     In May 1994, the Plan was amended to, among other things, provide for the automatic annual grant of nonqualified options to purchase 2,000 shares of Common Stock to each of the Company's outside directors at a price equal to the then-current fair market value of the Common Stock, as determined by the Company's Board of Directors.


STOCK OPTIONS

     No options were granted to or exercised by Ronald S. Shoemaker during 2001. The following table presents information regarding the value of unexercised options held at December 31, 2001 by Ronald S. Shoemaker.

                                                              Value of
                                     Number of              Unexercised
                                Unexercised Options     In-the-Money Options
                                 at Fiscal Year End     at Fiscal Year End(1)
                                    Exercisable/             Exercisable/
     Name                           Unexercisable           Unexercisable
     ----                           -------------           -------------
Ronals S. Shoemaker                   60,000/0               $510,000/$0
____________________________

(1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 2001 ($10.49) and the exercise price of such options.


                              CERTAIN TRANSACTIONS

     The Company's subsidiary, Northwestern National Bank, has outstanding loans to certain of the Company's directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.


                          INDEPENDENT PUBLIC ACCOUNTANTS

     On October 30, 2001, Community Bancshares, Inc. (the "Company") dismissed its independent auditors, Francis & Co., CPAs, and on the same date authorized the engagement of Cherry, Bekaert & Holland, L.L.P., as its independent auditors for the fiscal year ended December 31, 2001. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

     Francis & Co., CPAs, audited the financial statements for the Company for the fiscal year ended December 31, 2000 and for the fiscal year ended December 31, 1999. Neither of the audit reports of Francis & Co., CPAs, for those years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     Except as described herein, in connection with the audits for the fiscal years ended December 31, 2000 and 1999 and for the unaudited interim period through September 30, 2001, there were no disagreements with Francis & Co., CPAs, on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Francis & Co., CPAs, would have caused it to make reference to the subject matter of the disagreement in its report.

     Further, prior to the engagement of Cherry, Bekaert & Holland, L.L.P., neither the Company nor any of its representatives sought the advice of Cherry, Bekaert & Holland, L.L.P. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal year ended December 31, 2000 and for the unaudited interim period through September 30, 2001, Francis & Co., CPAs, did not advise the Company that:

     (i) internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to the attention of Francis & Co., CPAs that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

     The Company has selected Cherry, Bekaert & Holland, L.L.P. as its independent auditors for the fiscal year ended December 31, 2002.
Representatives of Cherry, Bekaert & Holland, L.L.P., are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P. for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2001 and the review of the financial statements included in the Company's Forms 10-QSB for that year were $20,610.

     In addition, Francis & Co. billed an aggregate of $71,774 in fees for professional services in its review, prior to its dismissal, of the Company's financial statements included in the Company's Forms 10-QSB for the year ended December 31, 2001

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2001, neither Cherry Bekaert & Holland, L.L.P., nor Francis & Co. performed any services with regard to financial information systems design and implementation.

     ALL OTHER FEES. During 2001, neither Cherry, Bekaert & Holland, L.L.P., nor Francis & Co. performed any non-audit services for the Company.



                      ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company at 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.



                          SHAREHOLDER PROPOSALS

     Any proposal of shareholders to be presented at the 2003 Annual Meeting must be received at the principal executive offices of the Company not later than December 31, 2002 directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2003 Annual Meeting may confer discretionary authority to vote on any proposals received after March 16, 2003 without a description of them in the proxy materials for that meeting. Any shareholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Company's Bylaws. A copy of the Company's Bylaws may be obtained by writing to the Corporate Secretary.



                                OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matter should come before the Annual Meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interests of the Company.


                                By Order of the Board of Directors,

                                /s/ Ronald S. Shoemaker

                                Ronald S. Shoemaker
                                President and Chief Executive Officer

Wilkesboro, North Carolina
April 30, 2002



                           COMMUNITY BANCSHARES, INC.
                     1301 WESTWOOD LANE - WESTFIELD VILLAGE
                       WILKESBORO, NORTH CAROLINA  28697

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoints Ronald S. Shoemaker and Rebecca Ann Sebastian, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of COMMUNITY BANCSHARES, INC. to be held on Friday, May 31, 2002, at 11:00 a.m. at the Holiday Inn Express, 1700 Winkler Mill Road, Wilkesboro, North Carolina, and any adjournments or postponements thereof:

     1. To elect three (3) directors for a terms set forth below and until their successors are elected and have qualified.

     ___  FOR all nominees listed below     ___  WITHHOLD AUTHORITY to
          (except as marked to the               vote for all nominees listed
          contrary below)                        below


Class II Directors (to serve for a term expiring at the 2005 Annual Meeting of Shareholders):

        Larry Farthing, Jack Ray Ferguson and Ronald S. Shoemaker

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

     Please date and sign this Proxy exactly as name(s) appears on the mailing label.


     ______________________________________

     ______________________________________

     Print Name(s):________________________

     NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

     Dated: _______________________________